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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)       August 9, 2004
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                         CENTURY BUSINESS SERVICES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                          22-2769024
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State of other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                      Identification No.)


                                     0-25890
                                     -------
                            (Commission File Number)


                   6480 Rockside Woods Blvd., South, Suite 330
                              Cleveland, Ohio 44131
                    (Address of principal executive offices)
                                   (Zip Code)
       Registrant's telephone number, including area code (216) 447-9000.



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Item 5.  Other Events

         On August 11, 2004, Century Business Services, Inc. (CBIZ) announced that it has entered into a new $100 million credit facility effective August 9, 2004, (rather than August 6, as stated in the press release). The new credit facility has a five-year term, an option to increase to $125 million, and was led by Bank of America, as agent bank for a group of five participating banks. The new credit facility replaces an existing $73 million facility and provides CBIZ with additional operating flexibility to fund seasonal working capital and general corporate needs, acquisitions, and the repurchase of company shares. The new facility will also reduce the company's borrowing costs.


         The Press Release announcing this event is also attached as an Exhibit.


Item 7.  Exhibits

             99.5     Press Release dated August 11, 2004.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTURY BUSINESS SERVICES, INC.



Date:    August 11, 2004               /s/ Michael W. Gleespen
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                                       Michael W. Gleespen
                                       Corporate Secretary